SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 20, 2003

infoUSA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	0-19598 (COMMISSION FILE NUMBER)	47-0751545 (I.R.S. EMPLOYER IDENTIFICATION NO.)

5711 SOUTH 86TH CIRCLE, OMAHA, NEBRASKA   68127
(Address of principal executive offices)    (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 593-4500

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     99.1 Press Release, dated May 20, 2003. Contents of the web sites referenced in the press release are not incorporated by reference herein.

ITEM 9. REGULATION FD DISCLOSURE

On May 20, 2003, the Corporation announced its business outlook for the full year 2003 and the full year 2004. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Corporation’s press release making such announcement. Such press release is being furnished under Item 9 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor deemed incorporated by reference to any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFOUSA INC.

By	/s/ Stormy L. Dean

Stormy L. Dean
Chief Financial Officer

Dated: May 20, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 20, 2003.